EXHIBIT 4.6

                                   SCHEDULE II

                        SCHEDULE OF ADDITIONAL PROVISIONS
                        ---------------------------------

EXTENSION ELECTION:

        This Note will mature on the Initial Stated Maturity Date, unless the maturity of all or any portion of the principal amount of this Note is extended in accordance with the procedures described below. In no event will the maturity of this Note be extended beyond the Final Stated Maturity Date.

        During a notice period relating to an Election Date (as defined below) the Holder may elect to extend the maturity of all or any portion of the principal amount of this Note (in any multiple of $1,000) so that the maturity of this Note will be extended to the Corresponding Maturity Date (as defined below) for the immediately following Election Date, provided, however, if such maturity date is not a Business Day, the maturity of this Note will be the immediately preceding Business Day. The Election Dates are the 15th day of each month or, if such day is not a Business Day, the next day that is a Business Day, commencing on August 15, 2005 and ending on July 15, 2009. The respective Corresponding Maturity Date for each Election Date is the 15th day of the 13th calendar month following the Election Date for which an election to extend is made. If no election is made, the maturity date of this Note is the Corresponding Maturity Date for the immediately preceding Election Date.

        To make an effective election, the Holder must deliver a notice of election during the notice period for an Election Date substantially in the form attached hereto as EXHIBIT A (an "Election Notice") duly completed and, in the event of an election to extend the maturity of only a portion of the principal of this Note, this Note. The notice period for an Election Date begins on the 6th Business Day prior to the Election Date and ends on the Business Day immediately preceding the Election Date. The Holder's Election Notice must be delivered to the Paying Agent through the normal clearing system channels, no later than the close of business in New York City on the last Business Day in the notice period, at which time such notice becomes irrevocable.

        If, with respect to any Election Date, the Holder does not make an election to extend the maturity of all or a portion of the principal amount of this Note, the principal amount of this Note for which the Holder has failed to make such an election will become due and payable on the earlier of the Initial Stated Maturity Date or such later Corresponding Maturity Date related to the relevant Election Date on which the maturity of this Note was previously extended or if such day is not a Business Day, the immediately preceding Business Day. The principal amount of this Note for which such election is not exercised will be represented by a new note substantially in the form attached hereto as EXHIBIT B (each a "Short Term Note") issued as of such Election Date and SCHEDULE A hereto shall be annotated as of such Election Date to reflect the corresponding decrease in the principal amount hereof. Each Short Term Note so issued will have the same terms as this Note, except that it will not be extendible, will have the relevant CUSIP number specified below and its maturity date will be the earlier of the Initial Stated Maturity Date or such later Corresponding Maturity Date related to the relevant Election Date on

                   Hartford Life Global Funding Trust 2005-095 which the maturity of this Note was not extended, or, if such day is not a Business Day, the immediately preceding Business Day. The failure to elect to extend the maturity of all or any portion of the principal of this Note will be irrevocable and will be binding upon any subsequent holder of this Note.

        The Trust and the Indenture Trustee shall deem this Note canceled as to any portion hereof for which a duly completed Election Notice and, if applicable, this Note are not delivered to the Paying Agent during the notice period for any Election Date.

        If, with respect to any Election Date under this Note, the Holder does not extend the maturity of all of the principal amount of this Note, the Paying Agent, on behalf of the Trust, shall immediately (but in no event later than the third (3rd) Business Day following the relevant Election Date) notify Hartford Life of the amount not extended which shall be the principal amount of the Funding Agreement redeemed on the applicable maturity date.

SPREAD:

        The spread for the Notes for the indicated periods is as follows:

--------------------------------------------------------------------------------
                              PERIOD                                      SPREAD
--------------------------------------------------------------------------------
From and including the Issuance Date to but not including
  August 15, 2006                                                        - 0.02%
--------------------------------------------------------------------------------
From and including August 15, 2006 to but not including August 15, 2007  + 0.00%
--------------------------------------------------------------------------------
From and including August 15, 2007 to but not including August 15, 2008  + 0.02%
--------------------------------------------------------------------------------
From and including August 15, 2008 to the Final Stated Maturity Date     + 0.03%
--------------------------------------------------------------------------------

CUSIP NUMBERS:

        The CUSIP numbers for each possible Short Term Note shall be as follows with regard to each possible maturity date for such Short Term Note:

              -----------------------------------------------------
                CUSIP NUMBER                     MATURITY DATE
                ------------                     -------------
              -----------------------------------------------------
                 41659ECE5                      August 15, 2006
              -----------------------------------------------------
                 41659ECF2                     September 15, 2006
              -----------------------------------------------------
                 41659ECG0                      October 15, 2006
              -----------------------------------------------------
                 41659ECH8                     November 15, 2006
              -----------------------------------------------------
                 41659ECJ4                     December 15, 2006
              -----------------------------------------------------
                 41659ECK1                      January 15, 2007
              -----------------------------------------------------
                 41659ECL9                     February 15, 2007
              -----------------------------------------------------
                 41659ECM7                       March 15, 2007
              -----------------------------------------------------
                 41659ECN5                       April 15, 2007
              -----------------------------------------------------
                 41659ECP0                        May 15, 2007
              -----------------------------------------------------
                 41659ECQ8                       June 15, 2007
              -----------------------------------------------------
                 41659ECR6                       July 15, 2007
              -----------------------------------------------------
                 41659ECS4                      August 15, 2007
              -----------------------------------------------------
                 41659ECT2                     September 15, 2007
              -----------------------------------------------------

                   Hartford Life Global Funding Trust 2005-095
                                       31                                      2

              -----------------------------------------------------
                CUSIP NUMBER                     MATURITY DATE
                ------------                     -------------
              -----------------------------------------------------
                 41659ECU9                      October 15, 2007
              -----------------------------------------------------
                 41659ECV7                     November 15, 2007
              -----------------------------------------------------
                 41659ECW5                     December 15, 2007
              -----------------------------------------------------
                 41659ECX3                      January 15, 2008
              -----------------------------------------------------
                 41659ECY1                     February 15, 2008
              -----------------------------------------------------
                 41659ECZ8                       March 15, 2008
              -----------------------------------------------------
                 41659EDA2                       April 15, 2008
              -----------------------------------------------------
                 41659EDB0                        May 15, 2008
              -----------------------------------------------------
                 41659EDC8                       June 15, 2008
              -----------------------------------------------------
                 41659EDD6                       July 15, 2008
              -----------------------------------------------------
                 41659EDE4                      August 15, 2008
              -----------------------------------------------------
                 41659EDF1                     September 15, 2008
              -----------------------------------------------------
                 41659EDG9                      October 15, 2008
              -----------------------------------------------------
                 41659EDH7                     November 15, 2008
              -----------------------------------------------------
                 41659EDJ3                     December 15, 2008
              -----------------------------------------------------
                 41659EDK0                      January 15, 2009
              -----------------------------------------------------
                 41659EDL8                     February 15, 2009
              -----------------------------------------------------
                 41659EDM6                       March 15, 2009
              -----------------------------------------------------
                 41659EDN4                       April 15, 2009
              -----------------------------------------------------
                 41659EDP9                        May 15, 2009
              -----------------------------------------------------
                 41659EDQ7                       June 15, 2009
              -----------------------------------------------------
                 41659EDR5                       July 15, 2009
              -----------------------------------------------------
                 41659EDS3                      August 15, 2009
              -----------------------------------------------------
                 41659EDT1                     September 15, 2009
              -----------------------------------------------------
                 41659EDU8                      October 15, 2009
              -----------------------------------------------------
                 41659EDV6                     November 15, 2009
              -----------------------------------------------------
                 41659EDW4                     December 15, 2009
              -----------------------------------------------------
                 41659EDX2                      January 15, 2010
              -----------------------------------------------------
                 41659EDY0                     February 15, 2010
              -----------------------------------------------------
                 41659EDZ7                       March 15, 2010
              -----------------------------------------------------
                 41659EEA1                       April 15, 2010
              -----------------------------------------------------
                 41659EEB9                        May 15, 2010
              -----------------------------------------------------
                 41659EEC7                       June 15, 2010
              -----------------------------------------------------
                 41659EED5                       July 15, 2010
              -----------------------------------------------------

                   Hartford Life Global Funding Trust 2005-095
                                       32                                      3

                                   SCHEDULE A

        The initial aggregate principal amount of the Note evidenced by the Certificate to which this Schedule is attached is $300,000,000. The notations on the following table evidence decreases in the aggregate principal amount of the Note evidenced by such Certificate:

--------------------------------------------------------------------------------
  Election Date   Decreases in Principal   Principal Amount      Notation by
                    Amount of this Note      of this Note     Security Registrar
                                            Remaining After
                                            Such Decrease
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                   Hartford Life Global Funding Trust 2005-095
                                       33                                      4

                                    EXHIBIT A
                                    ---------
                            FORM OF ELECTION NOTICE

The undersigned hereby elects to extend the maturity of the Hartford Life Global Funding Trust 2005-095 Secured Medium-Term Note (CUSIP [__________]) (the "Note") (or the portion thereof specified below) with the effect provided in said Note by delivering this Election Notice duly completed by the Holder of said Note, and in the event of an election to extend the maturity of only a portion of the principal amount of said Note, by surrendering said Note to the Paying Agent at the following address:

               JPMorgan Chase Bank, N.A.
               4 New York Plaza, 15th Floor
               New York, NY 10004

or such other address of which the Paying Agent shall from time to time notify the Holders of the Notes.

If the option to extend the maturity of less than the entire principal amount of said Note is elected, specify the portion of said Note (which shall be $1,000 or an integral multiple of $1,000 in excess thereof) as to which the Holder elects to extend the maturity: $_________; and specify the denomination or denominations (which shall be $1,000 or an integral multiple of $1,000 in excess thereof) of the Notes in the form attached to said Note as Exhibit B to be issued to the Holder for the portion of said Note to which the option to extend the maturity is not being elected (in absence of any such specification one such Note in the form of said Exhibit B will be issued for the portion as to which the option to extend maturity is not being made): $__________.

Date:____________________                    ________________________________
                                             NOTICE:   The   signature  on  this
                                             Election   Notice  must  correspond
                                             with the name as  written  upon the
                                             face   of   the   Note   in   every
                                             particular,  without  alteration or
                                             enlargement or any change whatever.

                   Hartford Life Global Funding Trust 2005-095
                                       A-1                                     5

                                    EXHIBIT B
                                    ---------
                            FORM OF SHORT-TERM NOTE

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE (HEREINAFTER DEFINED) AND IS REGISTERED IN THE NAME OF A DEPOSITARY (AS DEFINED IN THE INDENTURE) OR A NOMINEE OF A DEPOSITARY. THIS NOTE IS NOT EXCHANGEABLE FOR NOTES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS NOTE (OTHER THAN A TRANSFER OF THIS NOTE AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUST (HEREINAFTER DEFINED) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND UNLESS ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

REGISTERED NO.:               CUSIP NO.:     PRINCIPAL AMOUNT: U.S. $

                      HARTFORD LIFE GLOBAL FUNDING 2005-095

                            SECURED MEDIUM-TERM NOTES

Issuance Date:                                              Floating Rate Note: [X] Yes [ ] No. If yes,
Issue Price: 100%                                                    Regular Floating Rate Notes [X]
                                                                     Inverse Floating Rate Notes [ ]
Stated Maturity Date: ________, or if such day is not a                       Fixed Interest Rate:
Business Day, the immediately preceding Business Day.                Floating Rate/ Fixed Rate Notes: [ ]
Settlement Date:                                                              Fixed Interest Rate:
Securities Exchange Listing: [ ] Yes [X] No. If yes,                          Fixed Rate Commencement Date:
        indicate name(s) of Securities Exchange(s):                  Interest Rate Basis(es):
                                                                     CD Rate [ ]
        __________________________________.                          CMT Rate [ ]
Depositary: The Depository Trust Company.
Authorized Denominations: $1,000 and integral
  multiples thereof


                   Hartford Life Global Funding Trust 2005-095
                                     B-1                                       6

Collateral held in the Trust: Hartford Life Insurance                       Designated CMT Telerate Page:
  Company Funding Agreement No. FA-405095, all                                      If Telerate Page 7052:
  proceeds of the Funding Agreement and all rights and                              [ ] Weekly Average
  books and records pertaining to the foregoing.                                    [ ] Monthly Average
Additional Amounts to be Paid: [ ] Yes [X] No                               Designated CMT Maturity Index:
Interest Rate or Formula:                                           Commercial Paper Rate [ ]
Fixed Rate Note: [ ] Yes [X] No. If yes,                            Federal Funds Rate [ ]
        Interest Rate:                                              LIBOR [X]
        Interest Payment Dates:                                             [ ] LIBOR Reuters Page:
        Additional/Other Terms:                                             [X] LIBOR Moneyline Telerate Page:
Amortizing Note: [ ] Yes [X] No. If yes,                                        3750
        Amortization schedule or formula:                                   LIBOR Currency: U.S. Dollars.
        Additional/Other Terms:                                     Prime Rate [ ]
Discount Note: [ ] Yes [X] No. If yes,                              Treasury Rate [ ]
        Total Amount of Discount:                                   Index Maturity: One month.
        Initial Accrual Period of Discount:                         Spread: See attached Schedule II
        Interest Payment Dates:                                     Spread Multiplier: Not applicable.
        Additional/Other Terms:                                     Initial Interest Rate, if any:
Redemption Provisions: [ ] Yes [X] No. If yes,                      Initial  Interest  Reset  Date:  ________,  provided
        Initial Redemption Date: Not applicable.            that if such day is not a Business Day, such Interest
        Initial Redemption Percentage: Not applicable.      Reset Date will be the next succeeding day that is a
        Annual Redemption Percentage Reduction,             Business Day, unless that succeeding Business Day
                if any: Not Applicable.                     would fall in the next calendar month, in which case
Repayment Provisions: [ ] Yes [X] No. If yes,               such Interest Reset Date will be the immediately
        Repayment Date(s):                                  preceding Business Day.
        Repayment Price:                                            Interest Reset Dates: The 15th of each month;
        Additional/Other Terms:                             provided that if such day is not a Business Day, such
                                                            Interest Reset Date will be the next succeeding day that
                                                            is a Business Day, unless that succeeding Business Day
                                                            would fall in the next calendar month, in which case
                                                            such Interest Reset Date will be the immediately
                                                            preceding Business Day.
                                                                    Interest Determination Date(s):As provided
                                                            herein.
                                                                    Interest Payment Dates: The 15th day of each
                                                            month; provided that (1) if such Interest Payment Date
                                                            (other than the maturity date) is not a Business Day,
                                                            such Interest Payment Date will be the next succeeding
                                                            day that is a Business Day, unless that succeeding
                                                            Business Day would fall in the next calendar month, in
                                                            which case such Interest Payment Date will be the
                                                            immediately preceding Business Day and (2) the final
                                                            Interest Payment Date of this Note will be the maturity
                                                            date of this Note.
                                                                    Maximum Interest Rate, if any: Not applicable.
                                                                    Minimum Interest Rate, if any: Not applicable.
                                                                    Additional/Other Terms:
                                                            Regular Record Date(s): 15 days prior to each Interest
                                                              Payment Date

                   Hartford Life Global Funding Trust 2005-095
                                      B-2                                      7

                                                            Sinking Fund: None.
                                                            Day Count Convention: Actual/360
                                                            Specified Currency: U.S. Dollars.
                                                            Exchange Rate Agent: Not Applicable.
                                                            Calculation Agent: JPMorgan Chase Bank, N.A.
                                                            Additional/Other Terms:


                   Hartford Life Global Funding Trust 2005-095
                                      B-3                                      8

        The Hartford Life Global Funding Trust designated above (the "Trust"), for value received, hereby promises to pay to Cede & Co., or its registered assigns, the Principal Amount specified above on the Stated Maturity Date specified above and, if so specified above, to pay interest thereon from the Issuance Date specified above or from the most recent Interest Payment Date specified above to which interest has been paid or duly provided for at the rate per annum determined in accordance with the provisions on the reverse hereof and as specified above, until the principal hereof is paid or made available for payment. Unless otherwise specified above, payments of principal, premium, if any, and interest hereon will be made in the lawful currency of the United States of America ("U.S. Dollars" or "United States Dollars"). If the Specified Currency specified above is other than U.S. Dollars, the Holder (as defined in the Indenture) shall receive such payments in such Foreign Currency (as hereinafter defined). The "Principal Amount" of this Note at any time means (1) if this Note is a Discount Note (as hereinafter defined), the Amortized Face Amount (as hereinafter defined) at such time (as defined in SECTION 3(c) on the reverse hereof) and (2) in all other cases, the Principal Amount hereof. Capitalized terms not otherwise defined herein shall have their meanings set forth in the Indenture, dated as August 9, 2005 (the "Indenture"), between JPMorgan Chase Bank, N.A., as the indenture trustee (the "Indenture Trustee"), and the Trust, or on the face hereof.

        This Note will mature on the Stated Maturity Date, unless its principal (or any installment of its principal) becomes due and payable prior to the Stated Maturity Date, whether, as applicable, by the declaration of acceleration of maturity, notice of redemption by the Trust or otherwise (the Stated Maturity Date or any date prior to the Stated Maturity Date on which this Note becomes due and payable, as the case may be, is referred to as the "Maturity Date").

        A "Discount Note" is any Note that has an Issue Price that is less than 100% of the Principal Amount thereof by more than a percentage equal to the product of 0.25% and the number of full years to the Stated Maturity Date.

        Unless otherwise specified above, the interest payable on each Interest Payment Date or the Maturity Date will be the amount of interest accrued from and including the Issuance Date or from and including the last Interest Payment Date to which interest has been paid or duly provided for, as the case may be, to, but excluding, such Interest Payment Date or the Maturity Date, as the case may be.

        Unless otherwise specified above, the interest payable on any Interest Payment Date will be paid to the Holder on the Regular Record Date for such Interest Payment Date, which Regular Record Date shall be the fifteenth (15th) calendar day, whether or not a Business Day, immediately preceding the related Interest Payment Date; PROVIDED that, notwithstanding any provision of the Indenture to the contrary, interest payable on any Maturity Date shall be payable to the Person to whom principal shall be payable; and PROVIDED, FURTHER, that unless otherwise specified above, in the case of a Note initially issued between a Regular Record Date and the Interest Payment Date relating to such Regular Record Date, interest for the period beginning on the Issuance Date and ending on such Interest Payment Date shall be paid on the Interest Payment Date following the next succeeding Regular Record Date to the Holder on such next succeeding Regular Record Date.

                           Hartford Life Global Funding Trust 2005-095
                                      B-4                                      9

        Payments of principal of, and premium, if any, and interest and other amounts due and owing, if any, will be made through the Indenture Trustee to the account of DTC or its nominee and will be made in accordance with depositary arrangements with DTC.

        Unless otherwise specified on the face hereof, the Holder hereof will not be obligated to pay any administrative costs imposed by banks in making payments in immediately available funds by the Trust. Unless otherwise specified on the face hereof, any tax assessment or governmental charge imposed upon payments hereunder, including, without limitation, any withholding tax, will be borne by the Holder hereof.

        REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF. SUCH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

        Unless the certificate of authentication hereon shall have been executed by the Indenture Trustee pursuant to the Indenture, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                   Hartford Life Global Funding Trust 2005-095
                                      B-5                                     10

        IN WITNESS WHEREOF, the Trust has caused this instrument to be duly executed, by manual or facsimile signature.

                             HARTFORD LIFE GLOBAL FUNDING TRUST 2005-095

Dated: [o]                   By: Wilmington Trust Company, not in its individual
                             capacity but solely as Delaware Trustee.

                             By: __________________________________
                                  Authorized Officer



                          CERTIFICATE OF AUTHENTICATION

        This is one of the Notes of the Hartford Life Global Funding Trust specified on the face of this Note and referred to in the within-mentioned Indenture.

                             JPMORGAN CHASE BANK, N.A.
                             As Indenture Trustee

Dated: [o]
                             By: ____________________________
                                 authorized officer


                   Hartford Life Global Funding Trust 2005-095
                                      B-6                                     11

                                [REVERSE OF NOTE]

SECTION 1. GENERAL. This Note is one of a duly authorized issue of Notes of the Trust. The Notes are issued pursuant to the Indenture.

SECTION 2. CURRENCY.

        (a) Unless specified otherwise on the face hereof, this Note is denominated in, and payments of principal, premium, if any, and/or interest, if any, will be made in U.S. Dollars. If specified as the Specified Currency, this Note may be denominated in, and payments of principal, premium, if any, and/or interest, if any, may be made in a single currency other than U.S. Dollars (a "Foreign Currency"). If this Note is denominated in a Foreign Currency, the Holder of this Note is required to pay for this Note in the Specified Currency.

        (b) Unless specified otherwise on the face hereof, if this Note is denominated in a Foreign Currency, the Trust is obligated to make payments of principal of, and premium, if any, and interest, if any, on, this Note in the Specified Currency. Any amounts so payable by the Trust in the Specified Currency will be converted by the Exchange Rate Agent into U.S. Dollars for payment to the Holder hereof unless otherwise specified on the face of this Note or the Holder elects, in the manner described below, to receive these amounts in the Specified Currency. If this Note is denominated in a Foreign Currency, any U.S. Dollar amount to be received by the Holder hereof will be based on the bid quotation in The City of New York received by the Exchange Rate Agent at approximately 11:00 A.M., New York City time, on the second Business Day preceding the applicable payment date from a recognized foreign exchange dealer (which may be the Exchange Rate Agent) selected by the Exchange Rate Agent and approved by the Trust for the purchase by the quoting dealer of the Specified Currency for U.S. Dollars for settlement on that payment date in the aggregate amount of the Specified Currency payable to all Holders of the Notes scheduled to receive U.S. Dollar payments and at which the applicable dealer commits to execute a contract. All currency exchange costs will be borne by the Holders of the Notes by deductions from any payments. If a bid quotation is not available, payments will be made in the Specified Currency. If this Note is denominated in a Foreign Currency, the Holder of this Note may elect to receive all or a specified portion of any payment of principal, premium, if any, and/or interest, if any, in the Specified Currency by submitting a written request to the Indenture Trustee at its Corporate Trust Office in The City of New York on or prior to the applicable Regular Record Date or at least 15 calendar days prior to the Maturity Date, as the case may be. This written request may be mailed or hand delivered or sent by cable, telex or other form of facsimile transmission. This election will remain in effect until revoked by written notice delivered to the Indenture Trustee on or prior to a Regular Record Date or at least 15 calendar days prior to the Maturity Date, as the case may be. The Holder of a Note denominated in a Foreign Currency to be held in the name of a broker or nominee should contact their broker or nominee to determine whether and how an election to receive payments in the Specified Currency may be made. Unless specified otherwise on the face hereof, if the Specified Currency is other than U.S. Dollars, a beneficial owner of a Note represented by a Global Note which elects to receive payments of principal, premium, if any, and/or interest, if any, in the Specified Currency must notify the participant through which it owns its interest on or prior to

                   Hartford Life Global Funding Trust 2005-095
                                      B-7                                     12
the applicable Regular Record Date or at least 15 calendar days prior to the Maturity Date, as the case may be, of its election. The applicable participant must notify DTC of its election on or prior to the third Business Day after the applicable Regular Record Date or at least 12 calendar days prior to the Maturity Date, as the case may be, and DTC will notify the Indenture Trustee of that election on or prior to the fifth Business Day after the applicable Regular Record Date or at least ten calendar days prior to the Maturity Date, as the case may be. If complete instructions are received by the participant from the applicable beneficial owner and forwarded by the participant to DTC, and by DTC to the Indenture Trustee, on or prior to such dates, then the applicable beneficial owner will receive payments in the Specified Currency.

        (c) The Trust will indemnify the Holder hereof against any loss incurred as a result of any judgment or order being given or made for any amount due under this Note and that judgment or order requiring payment in a currency (the "Judgment Currency") other than the Specified Currency, and as a result of any variation between: (i) the rate of exchange at which the Specified Currency amount is converted into the Judgment Currency for the purpose of that judgment or order; and (ii) the rate of exchange at which the Holder, on the date of payment of that judgment or order, is able to purchase the Specified Currency with the amount of the Judgment Currency actually received.

        (d) Unless otherwise specified on the face hereof, if payment hereon is required to be made in a Foreign Currency and such currency is unavailable due to the imposition of exchange controls or other circumstances beyond the Trust's control, then the Trust will be entitled to make payments with respect hereto in U.S. Dollars on the basis of the Market Exchange Rate (as hereinafter defined), computed by the Exchange Rate Agent, on the second Business Day prior to the particular payment or, if the Market Exchange Rate is not then available, on the basis of the most recently available Market Exchange Rate.

        (e) The "Market Exchange Rate" for the Foreign Currency shall mean the noon dollar buying rate in The City of New York for cable transfers for the Foreign Currency as certified for customs purposes (or, if not so certified, as otherwise determined) by the Federal Reserve Bank of New York.

        (f) All determinations made by the Exchange Rate Agent shall be at its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and binding on the Holder hereof.

        (g) All costs of exchange in respect of this Note, if denominated in a Foreign Currency, will be borne by the Holder hereof.

SECTION 3. DETERMINATION OF INTEREST RATE AND CERTAIN OTHER TERMS.

        (a) FIXED RATE NOTES. If this Note is specified on the face hereof as a "Fixed Rate Note":

            (i) This Note will bear interest at the rate per annum specified on the face hereof. Interest on this Note will be computed on the basis of a 360-day year of twelve 30-day months.


                   Hartford Life Global Funding Trust 2005-095
                                      B-8                                     13

            (ii) Unless otherwise specified on the face hereof, the Interest Payment Dates for this Note will be as follows:

               INTEREST PAYMENT FREQUENCY     INTEREST PAYMENT DATES
              -----------------------------  -----------------------------------
               Monthly                        Fifteenth day of each calendar
                                              month,   beginning  in  the  first
                                              calendar month following the month
                                              this Note was issued.

               Quarterly                      Fifteenth   day  of  every   third
                                              calendar  month,  beginning in the
                                              third calendar month following the
                                              month this Note was issued.

               Semi-annual                    Fifteenth   day  of  every   sixth
                                              calendar  month,  beginning in the
                                              sixth calendar month following the
                                              month this Note was issued.

               Annual Fifteenth day of every twelfth calendar month, beginning in the twelfth calendar month following the month this Note was issued.

            (iii) If any Interest Payment Date or the Maturity Date of this Note falls on a day that is not a Business Day, the Trust will make the required payment of principal, premium, if any, and/or interest or other amounts on the next succeeding Business Day, and no additional interest will accrue in respect of the payment made on that next succeeding Business Day.

        (b) FLOATING RATE NOTES. If this Note is specified on the face hereof as a "Floating Rate Note":

            (i) INTEREST RATE BASIS. Interest on this Note will be determined by reference to the applicable Interest Rate Basis or Interest Rate Bases, which may, as described below, include the CD Rate, the CMT Rate, the Commercial Paper Rate, the Federal Funds Rate, LIBOR, the Prime Rate or the Treasury Rate (each as defined below) or such other rate, in accordance with a schedule attached hereto.

            (ii) EFFECTIVE RATE. The rate derived from the applicable Interest Rate Basis will be determined in accordance with the related provisions below. The interest rate in effect on each day will be based on: (1) if that day is an Interest Reset Date, the rate determined as of the Interest Determination Date immediately preceding that Interest Reset Date; or (2) if that day is not an Interest Reset Date, the rate determined as of the Interest Determination Date immediately preceding the most recent Interest Reset Date.

            (iii) SPREAD; SPREAD MULTIPLIER; INDEX MATURITY. The "Spread" is the number of basis points (one one-hundredth of a percentage point) specified on the face hereof to be added to or subtracted from the related Interest Rate Basis or Interest Rate Bases applicable to this Note. The "Spread Multiplier" is the percentage specified on the

                   Hartford Life Global Funding Trust 2005-095
                                      B-9                                     14
            face hereof of the related Interest Rate Basis or Interest Rate Bases applicable to this Note by which the Interest Rate Basis or Interest Rate Bases will be multiplied to determine the applicable interest rate. The "Index Maturity" is the period to maturity of the instrument or obligation with respect to which the related Interest Rate Basis or Interest Rate Bases will be calculated.

            (iv) REGULAR FLOATING RATE NOTE. Unless this Note is specified on the face hereof as a Floating Rate/Fixed Rate Note or an Inverse Floating Rate Note, this Note (a "Regular Floating Rate Note") will bear interest at the rate determined by reference to the applicable Interest Rate Basis or Interest Rate Bases: (1) multiplied by the applicable Spread Multiplier, if any; and/or (2) plus or minus the applicable spread, if any. Commencing on the first Interest Reset Date, the rate at which interest on this Regular Floating Rate Note is payable will be reset as of each Interest Reset Date; PROVIDED, however, that the interest rate in effect for the period, if any, from the Issuance Date to the first Interest Reset Date will be the Initial Interest Rate.

            (v) FLOATING RATE/FIXED RATE NOTES. If this Note is specified on the face hereof as a "Floating Rate/Fixed Rate Note", this Note will bear interest at the rate determined by reference to the applicable Interest Rate Basis or Interest Rate Bases: (1) multiplied by the applicable Spread Multiplier, if any; and/or (2) plus or minus the applicable spread, if any. Commencing on the first Interest Reset Date, the rate at which this Floating Rate/Fixed Rate Note is payable will be reset as of each Interest Reset Date; PROVIDED, HOWEVER, that: (A) the interest rate in effect for the period, if any, from the Issuance Date to the first Interest Reset Date will be the Initial Interest Rate specified on the face hereof; and (B) the interest rate in effect commencing on the Fixed Rate Commencement Date will be the Fixed Interest Rate, if specified on the face hereof, or, if not so specified, the interest rate in effect on the day immediately preceding the Fixed Rate Commencement Date.

            (vi) INVERSE FLOATING RATE NOTES. If this Note is specified on the face hereof as an "Inverse Floating Rate Note", this Note will bear interest at the Fixed Interest Rate minus the rate determined by reference to the applicable Interest Rate Basis or Interest Rate
            Bases: (1) multiplied by the applicable Spread Multiplier, if any; and/or (2) plus or minus the applicable spread, if any; PROVIDED, HOWEVER, that interest on this Inverse Floating Rate Note will not be less than zero. Commencing on the first Interest Reset Date, the rate at which interest on this Inverse Floating Rate Note is payable will be reset as of each Interest Reset Date; PROVIDED, HOWEVER, that the interest rate in effect for the period, if any, from the Issuance Date to the first Interest Reset Date will be the Initial Interest Rate.

            (vii) INTEREST RESET DATES. The period between Interest Reset Dates will be the "Interest Reset Period." Unless otherwise specified on the face hereof, the Interest Reset Dates will be, in the case of this Floating Rate Note if by its terms it resets: (1) daily--each Business Day; (2) weekly--the Wednesday of each week, with the exception of any weekly reset Floating Rate Note as to which the Treasury Rate is an applicable Interest Rate Basis, which will reset the Tuesday of each week; (3) monthly--the fifteenth day of each calendar month; (4) quarterly--the fifteenth day


                   Hartford Life Global Funding Trust 2005-095
                                      B-10                                    15
            of every third calendar month, beginning in the third calendar month following the month in which the Issuance Date occurred; (5) semi-annually--the fifteenth day of the two months of each year specified on the face hereof; and (6) annually--the fifteenth day of the month of each year specified on the face hereof; PROVIDED, HOWEVER, that, with respect to a Floating Rate/Fixed Rate Note, the rate of interest thereon will not reset after the particular Fixed Rate Commencement Date. If any Interest Reset Date for this Floating Rate Note would otherwise be a day that is not a Business Day, the particular Interest Reset Date will be postponed to the next succeeding Business Day, except that in the case of a Floating Rate Note as to which LIBOR is an applicable Interest Rate Basis and that Business Day falls in the next succeeding calendar month, the particular Interest Reset Date will be the immediately preceding Business Day.

            (viii) INTEREST DETERMINATION DATES. The interest rate applicable to a Floating Rate Note for an Interest Reset Period commencing on the related Interest Reset Date will be determined by reference to the applicable Interest Rate Basis as of the particular "Interest Determination Date", which will be: (1) with respect to the Commercial Paper Rate, Federal Funds Rate and the Prime Rate--the Business Day immediately preceding the related Interest Reset Date;
            (2) with respect to the CD Rate and the CMT Rate--the second Business Day preceding the related Interest Reset Date; (3) with respect to LIBOR--the second London Banking Day preceding the related Interest Reset Date, unless the applicable LIBOR Currency is
            (A) pounds sterling, in which case the Interest Determination Date will be the related Interest Reset Date, or (B) euro, in which case the Interest Determination Date will be the second TARGET Settlement Day preceding the applicable Interest Reset Date; and (4) with respect to the Treasury Rate--the day of the week in which the related Interest Reset Date falls on which day Treasury Bills (as defined below) are normally auctioned (i.e., Treasury Bills are normally sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is normally held on the following Tuesday, except that the auction may be held on the preceding Friday); PROVIDED, HOWEVER, that if an auction is held on the Friday of the week preceding the related Interest Reset Date, the Interest Determination Date will be the preceding Friday. The Interest Determination Date pertaining to a Floating Rate Note, the interest rate of which is determined with reference to two or more Interest Rate Bases, will be the latest Business Day which is at least two Business Days before the related Interest Reset Date for the applicable Floating Rate Note on which each Interest Reset Basis is determinable. "TARGET Settlement Day" means a day on which the TARGET System is open.

            (ix) CALCULATION DATES. The interest rate applicable to each Interest Reset Period will be determined by the Calculation Agent on or prior to the Calculation Date (as defined below), except with respect to LIBOR, which will be determined on the particular Interest Determination Date. Upon request of the Holder of a Floating Rate Note, the Calculation Agent will disclose the interest rate then in effect and, if determined, the interest rate that will become effective as a result of a determination made for the next succeeding Interest Reset Date with respect to such Floating Rate Note. The "Calculation Date", if applicable, pertaining to any Interest Determination

                   Hartford Life Global Funding Trust 2005-095
                                      B-11                                    16

            Date will be the earlier of: (1) the tenth calendar day after the particular Interest Determination Date or, if such day is not a Business Day, the next succeeding Business Day; or (2) the Business Day immediately preceding the applicable Interest Payment Date or the Maturity Date, as the case may be.

            (x) MAXIMUM OR MINIMUM INTEREST RATE. If specified on the face hereof, this Note may have either or both of a Maximum Interest Rate or a Minimum Interest Rate. If a Maximum Interest Rate is so designated, the interest rate for a Floating Rate Note cannot ever exceed such Maximum Interest Rate and in the event that the interest rate on any Interest Reset Date would exceed such Maximum Interest Rate (as if no Maximum Interest Rate were in effect) then the interest rate on such Interest Reset Date shall be the Maximum Interest Rate. If a Minimum Interest Rate is so designated, the interest rate for a Floating Rate Note cannot ever be less than such Minimum Interest Rate and in the event that the interest rate on any Interest Reset Date would be less than such Minimum Interest Rate (as if no Minimum Interest Rate were in effect) then the interest rate on such Interest Reset Date shall be the Minimum Interest Rate. Notwithstanding anything to the contrary contained herein, the interest rate on a Floating Rate Note shall not exceed the maximum interest rate permitted by applicable law.

            (xi) INTEREST PAYMENTS. Unless otherwise specified on the face hereof, the Interest Payment Dates will be, in the case of a Floating Rate Note which resets: (1) daily, weekly or monthly--the fifteenth day of each calendar month or on the fifteenth day of every third calendar month, beginning in the third calendar month following the month in which the Issuance Date occurred, as specified on the face hereof; (2) quarterly--the fifteenth day of every third calendar month, beginning in the third calendar month following the month in which the Issuance Date occurred; (3) semi-annually--the fifteenth day of the two months of each year specified on the face hereof; and (4) annually--the fifteenth day of the month of each year as specified on the face hereof. In addition, the Maturity Date will also be an Interest Payment Date. If any Interest Payment Date other than the Maturity Date for this Floating Rate Note would otherwise be a day that is not a Business Day, such Interest Payment Date will be postponed to the next succeeding Business Day, except that in the case of a Floating Rate Note as to which LIBOR is an applicable Interest Rate Basis and that Business Day falls in the next succeeding calendar month, the particular Interest Payment Date will be the immediately preceding Business Day. If the Maturity Date of a Floating Rate Note falls on a day that is not a Business Day, the Trust will make the required payment of principal, premium, if any, and interest or other amounts on the next succeeding Business Day, and no additional interest will accrue in respect of the payment made on that next succeeding Business Day.

            (xii) ROUNDING. Unless otherwise specified on the face hereof, all percentages resulting from any calculation on this Floating Rate Note will be rounded to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upwards. All dollar amounts used in or resulting from any calculation on this Floating Rate Note will be rounded, in the case of U.S. Dollars, to

                   Hartford Life Global Funding Trust 2005-095
                                      B-12                                    17
            the nearest cent or, in the case of a Foreign Currency, to the nearest unit (with one-half cent or unit being rounded upwards).

            (xiii) INTEREST FACTOR. With respect to a Floating Rate Note, accrued interest is calculated by multiplying the principal amount of such Note by an accrued interest factor. The accrued interest factor is computed by adding the interest factor calculated for each day in the particular Interest Reset Period. The interest factor for each day will be computed by dividing the interest rate applicable to such day by 360, in the case of a Floating Rate Note as to which the CD Rate, the Commercial Paper Rate, the Federal Funds Rate, LIBOR or the Prime Rate is an applicable Interest Rate Basis, or by the actual number of days in the year, in the case of a Floating Rate Note as to which the CMT Rate or the Treasury Rate is an applicable Interest Rate Basis. The interest factor for a Floating Rate Note as to which the interest rate is calculated with reference to two or more Interest Rate Bases will be calculated in each period in the same manner as if only the Interest Rate Basis specified under "Additional/Other Terms" applied.

            (xiv) DETERMINATION OF INTEREST RATE BASIS. The Calculation Agent shall determine the rate derived from each Interest Rate Basis in accordance with the following provisions.

                (1) CD RATE NOTES. If the Interest Rate Basis is the CD Rate, this Note shall be deemed a "CD Rate Note." Unless otherwise specified on the face hereof, "CD Rate" means, from the Issuance Date to the first Interest Reset Date, the Initial Interest Rate, if any, and thereafter:

                        (A) the rate on the particular Interest Determination Date for negotiable United States dollar certificates of deposit having the Index Maturity specified on the face hereof as published in H.15(519) (as defined below) under the caption "CDs (secondary market)"; or

                        (B) if the rate referred to in clause (A) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the particular Interest Determination Date for negotiable United States dollar certificates of deposit of the particular Index Maturity as published in H.15 Daily Update (as defined below), or other recognized electronic source used for the purpose of displaying the applicable rate, under the caption "CDs (secondary market)"; or

                        (C) if the rate referred to in clause (B) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the particular Interest Determination Date calculated by the Calculation Agent as the arithmetic mean of the secondary market offered rates as of 10:00 A.M., New York City time, on that Interest Determination Date, of three leading non-bank dealers in negotiable United States dollar certificates of deposit in The City of New York (which may include the purchasing agent or its affiliates) selected by the Calculation Agent for negotiable United

                   Hartford Life Global Funding Trust 2005-095
                                      B-13                                    18

                        States dollar certificates of deposit of major United States money market banks for negotiable United States certificates of deposit with a remaining maturity closest to the particular Index Maturity in an amount that is representative for a single transaction in that market at that time; or

                        (D) if the dealers so selected by the Calculation Agent are not quoting as mentioned in clause (C), the CD Rate in effect on the particular Interest Determination Date.

                "H.15(519)" means the weekly statistical release designated as H.15(519), or any successor publication, published by the Board of Governors of the Federal Reserve System.

                "H.15 Daily Update" means the daily update of H.15(519), available through the world-wide-web site of the Board of
                Governors of the Federal Reserve System at http//www.federalreserve.gov/releases/H15/update, or any successor site or publication.

                (2) CMT RATE NOTES. If the Interest Rate Basis is the CMT Rate, this Note shall be deemed a "CMT Rate Note." Unless otherwise specified on the face hereof, "CMT Rate" means, from the Issuance Date to the first Interest Reset Date, the Initial Interest Rate, if any, and thereafter:

                        (A) if CMT Moneyline Telerate Page 7051 is specified on the face hereof:

                                ix. the percentage equal to the yield for United States Treasury securities at "constant maturity" having the Index Maturity specified on the face hereof as published in H.15(519) under the caption "Treasury Constant Maturities", as the yield is displayed on Moneyline Telerate (or any successor service) on page 7051 (or any other page as may replace the specified page on that service) ("Moneyline Telerate Page 7051"), for the particular Interest Determination Date; or

                                x. if the rate referred to in clause (i) does not so appear on Moneyline Telerate Page 7051, the percentage equal to the yield for United States Treasury securities at "constant maturity" having the particular Index Maturity and for the  particular  Interest  Determination
                                        Date as published  in H.  15(519)  under
                                        the    caption    "Treasury     Constant
                                        Maturities"; or

                                xi. if the rate referred to in clause (ii) does not so appear in H. 15(519), the rate on the particular Interest Determination Date for the period of the particular Index Maturity as may then be published by either the Federal Reserve System Board

                   Hartford Life Global Funding Trust 2005-095
                                      B-14                                    19
                                        of  Governors   or  the  United   States
                                        Department  of  the  Treasury  that  the
                                        Calculation   Agent   determines  to  be
                                        comparable   to  the  rate  which  would
                                        otherwise   have   been   published   in
                                        H.15(519); or

                                xii. if the rate referred to in clause (iii) is not so published, the rate on the particular Interest Determination Date calculated by the Calculation Agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices at approximately 3:30 P.M., New York City time, on that Interest Determination Date of three leading primary United States government securities dealers in The City of New York (which may include the purchasing agent or its affiliates) (each, a "Reference Dealer") selected by the Calculation Agent from five Reference Dealers selected by the Calculation Agent and eliminating the highest quotation, or, in the event of equality, one of the highest, and the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity equal to the particular Index Maturity, a remaining term to maturity no more than one year shorter than that Index Maturity and in a principal amount that is representative for a single transaction in the securities in that market at that time; or

                                xiii. if fewer than five but more than two of the prices referred to in clause (iv) are provided as requested, the rate on the particular Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations shall be eliminated; or


                                xiv. if fewer than three prices referred to in clause (iv) are provided as requested, the rate on the particular Interest Determination Date calculated by the Calculation Agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices as of approximately 3:30 P.M., New York City time, on that Interest Determination Date of three Reference Dealers selected by the Calculation Agent from five Reference Dealers selected by the Calculation Agent and eliminating the highest quotation or, in the event of equality, one of the highest and the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity greater than the particular Index Maturity, a remaining term to maturity closest to that Index Maturity and in a principal amount that is representative for a single transaction in the securities in that market at that time; or

                   Hartford Life Global Funding Trust 2005-095
                                      B-15                                    20

                                xv. if fewer than five but more than two prices referred to in clause (vi) are provided as requested, the rate on the particular Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations will be eliminated; or

                                xv. if fewer than three prices referred to in clause (vi) are provided as requested, the CMT Rate in effect on the particular Interest Determination Date; or

                        (B) if CMT Moneyline Telerate Page 7052 is specified on the face hereof:

                                ix. the percentage equal to the one-week or one-month, as specified on the face hereof, average yield for United States Treasury securities at "constant maturity" having the Index Maturity specified on the face hereof as published in H.15(519) opposite the caption "Treasury Constant Maturities", as the yield is displayed on Moneyline Telerate (or any successor service) (on page 7052 or any other page as may replace the specified page on that service) ("Moneyline Telerate Page 7052"), for the week or month, as applicable, ended immediately preceding the week or month, as applicable, in which the particular Interest Determination Date falls; or

                                x. if the rate referred to in clause (i) does not so appear on Moneyline Telerate Page 7052, the percentage equal to the one-week or one-month, as specified on the face hereof, average yield for United States Treasury securities at "constant maturity" having the particular Index Maturity and for the week or month, as applicable, preceding the particular Interest Determination Date as published in H.15(519) opposite the caption "Treasury Constant Maturities"; or

                                xi. if the rate referred to in clause (ii) does not so appear in H.15(519), the one-week or  one-month,  as specified on
                                        the  face  hereof,   average  yield  for
                                        United  States  Treasury  securities  at
                                        "constant     maturity"    having    the
                                        particular  Index  Maturity as otherwise
                                        announced by the Federal Reserve Bank of
                                        New  York  for  the  week or  month,  as
                                        applicable,  ended immediately preceding
                                        the week or  month,  as  applicable,  in
                                        which    the     particular     Interest
                                        Determination Date falls; or

                                xii. if the rate referred to in clause (iii) is not so published, the rate on the particular Interest Determination Date calculated by the Calculation Agent as a yield to maturity based on the

                   Hartford Life Global Funding Trust 2005-095
                                      B-16                                    21
                                        arithmetic mean of the secondary  market
                                        bid prices at  approximately  3:30 P.M.,
                                        New York  City  time,  on that  Interest
                                        Determination  Date of  three  Reference
                                        Dealers   selected  by  the  Calculation
                                        Agent   from  five   Reference   Dealers
                                        selected  by the  Calculation  Agent and
                                        eliminating the highest  quotation,  or,
                                        in the  event  of  equality,  one of the
                                        highest, and the lowest quotation or, in
                                        the  event  of  equality,   one  of  the
                                        lowest,   for  United  States   Treasury
                                        securities  with  an  original  maturity
                                        equal to the particular  Index Maturity,
                                        a  remaining  term to  maturity  no more
                                        than one year  shorter  than that  Index
                                        Maturity and in a principal  amount that
                                        is    representative    for   a   single
                                        transaction in the securities in that market at that time; or

                                xiii. if fewer than five but more than two of the prices referred to in clause (iv) are provided as requested, the rate on the particular Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations shall be eliminated; or

                                xiv. if fewer than three prices referred to in clause (iv) are provided as requested, the rate on the particular Interest Determination Date calculated by the Calculation Agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices as of approximately 3:30 P.M., New York City time, on that Interest Determination Date of three Reference Dealers selected by the Calculation Agent from five Reference Dealers selected by the Calculation Agent and eliminating the highest quotation or, in the event of equality, one of the highest and the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity greater than the particular Index Maturity, a remaining term to maturity closest to that Index Maturity and in a principal amount that is representative for a single transaction in the securities in that market at the time; or

                                xv. if fewer than five but more than two prices referred to in clause (vi) are provided as requested, the rate on the particular Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations will be eliminated; or

                                xvi. if fewer than three prices referred to in clause (vi) are provided as requested, the CMT Rate in effect on that Interest Determination Date.

                   Hartford Life Global Funding Trust 2005-095
                                      B-17                                    22

                        If  two  United  States  Treasury   securities  with  an
                        original   maturity  greater  than  the  Index  Maturity
                        specified on the face hereof have remaining terms to maturity equally close to the particular Index Maturity, the quotes for the United States Treasury security with the shorter original remaining term to maturity will be used.

        (3) COMMERCIAL PAPER RATE NOTES. If the Interest Rate Basis is the Commercial Paper Rate, this Note shall be deemed a "Commercial Paper Rate Note." Unless otherwise specified on the face hereof, "Commercial Paper Rate" means, from the Issuance Date to the first Interest Reset Date, the Initial Interest Rate, if any, and thereafter:

                (A)     the  Money  Market  Yield  (as  defined  below)  on  the
                particular Interest Determination Date of the rate for commercial paper having the Index Maturity specified on the face hereof as published in H.15(519) under the caption "Commercial Paper--Nonfinancial"; or

                (B) if the rate referred to in clause (A) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the Money Market Yield of the rate on the particular Interest Determination Date for commercial paper having the particular Index Maturity as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying the applicable rate, under the caption "Commercial Paper--Nonfinancial"; or

                (C) if the rate referred to in clause (B) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the particular Interest Determination Date calculated by the Calculation Agent as the Money Market Yield of the arithmetic mean of the offered rates at approximately 11:00 A.M., New York City time, on that Interest Determination Date of three leading dealers of United States dollar commercial paper in The City of New York (which may include the purchasing agent or its affiliates) selected by the Calculation Agent for commercial paper having the particular Index Maturity placed for industrial issuers whose bond rating is "Aa", or the equivalent, from a nationally recognized statistical rating organization; or

                (D) if the dealers so selected by the Calculation Agent are not quoting as mentioned in clause (C), the Commercial Paper Rate in effect on the particular Interest Determination Date.

        "Money  Market  Yield"  means  a  yield   (expressed  as  a  percentage)
        calculated in accordance with the following formula:

                Money Market Yield =    D x 360    x 100
                                     -------------
                                     360 - (D x M)

                   Hartford Life Global Funding Trust 2005-095
                                      B-18                                    23
        where "D" refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal, and "M" refers to the actual number of days in the applicable Interest Reset Period.

        (4) FEDERAL FUNDS RATE NOTES. If the Interest Rate Basis is the Federal Funds Rate, this Note shall be deemed a "Federal Funds Rate Note." Unless otherwise specified on the face hereof, "Federal Funds Rate" means, from the Issuance Date to the first Interest Reset Date, the Initial Interest Rate, if any, and thereafter:

                (A) the rate on the particular Interest Determination Date for United States dollar federal funds as published in H.15(519) under the caption "Federal Funds (Effective)" and displayed on Moneyline Telerate (or any successor service) on page 120 (or any other page as may replace the specified page on that service) ("Moneyline Telerate Page 120"); or

                (B) if the rate referred to in clause (A) does not so appear on Moneyline Telerate Page 120 or is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the particular Interest Determination Date for United States dollar federal funds as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying the applicable rate, under the caption "Federal Funds (Effective)"; or

                (C) if the rate referred to in clause (B) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the particular Interest Determination Date calculated by the Calculation Agent as the arithmetic mean of the rates for the last transaction in overnight United States dollar federal funds arranged by three leading brokers of United States dollar federal funds transactions in The City of New York (which may include the purchasing agent or its affiliates) selected by the Calculation Agent prior to 9:00 A.M., New York City time, on that Interest Determination Date; or

                (D) if the brokers so selected by the Calculation Agent are not quoting as mentioned in clause (C), the Federal Funds Rate in effect on the particular Interest Determination Date.

        (5) LIBOR NOTES. If the Interest Rate Basis is LIBOR, this Note shall be deemed a "LIBOR Note." Unless otherwise specified on the face hereof, "LIBOR" means, from the Issuance Date to the first Interest Reset Date, the Initial Interest Rate, if any, and thereafter:

                (A) if "LIBOR Moneyline Telerate" is specified on the face hereof or if neither "LIBOR Reuters" nor "LIBOR Moneyline Telerate" is specified on the face hereof as the method for calculating LIBOR, the rate for deposits in the LIBOR Currency (as defined below) having the Index Maturity specified on the face hereof, commencing on the related Interest

                   Hartford Life Global Funding Trust 2005-095
                                      B-19                                    24

                Reset Date, that appears on the LIBOR Page (as defined below) as
                of  11:00  A.M.,   London  time,  on  the  particular   Interest
                Determination Date; or

                (B) if "LIBOR Reuters" is specified on the face hereof, the arithmetic mean of the offered rates, calculated by the Calculation Agent, or the offered rate, if the LIBOR Page by its terms provides only for a single rate, for deposits in the LIBOR Currency having the particular Index Maturity, commencing on the related Interest Reset Date, that appear or appears, as the case may be, on the LIBOR Page as of 11:00 A.M., London time, on the particular Interest Determination Date; or

                (C) if fewer than two offered rates appear, or no rate appears, as the case may be, on the particular Interest Determination Date on the LIBOR Page as specified in clause (A) or (B), as applicable, the rate calculated by the Calculation Agent as the arithmetic mean of at least two offered quotations obtained by the Calculation Agent after requesting the principal London offices of each of four major reference banks (which may include affiliates of the purchasing agent) in the London interbank market to provide the Calculation Agent with its offered quotation for deposits in the LIBOR Currency for the period of the particular Index Maturity, commencing on the related Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 A.M., London time, on that Interest Determination Date and in a principal amount that is representative for a single transaction in the LIBOR Currency in that market at that time; or

                (D) if fewer than two offered quotations referred to in clause (C) are provided as requested, the rate calculated by the Calculation Agent as the arithmetic mean of the rates quoted at approximately 11:00 A.M., in the applicable Principal Financial Center, on the particular Interest Determination Date by three major banks (which may include affiliates of the purchasing agent) in that Principal Financial Center selected by the Calculation Agent for loans in the LIBOR Currency to leading European banks, having the particular Index Maturity and in a principal amount that is representative for a single transaction in the LIBOR Currency in that market at that time; or

                (E) if the banks so selected by the Calculation Agent are not quoting as mentioned in clause (D), LIBOR in effect on the particular Interest Determination Date.

        "LIBOR Currency" means the currency specified on the face hereof as to which LIBOR shall be calculated or, if no currency is specified on the face hereof, United States dollars.

                   Hartford Life Global Funding Trust 2005-095
                                      B-20                                    25

        "LIBOR Page" means either: (1) if "LIBOR Reuters" is specified on the face hereof, the display on the Reuter Monitor Money Rates Service (or any successor service) on the page specified on the face hereof (or any other page as may replace that page on that service) for the purpose of displaying the London interbank rates of major banks for the LIBOR Currency; or (2) if "LIBOR Moneyline Telerate" is specified on the face hereof or neither "LIBOR Reuters" nor "LIBOR Moneyline Telerate" is specified on the face hereof as the method for calculating LIBOR, the display on Moneyline Telerate (or any successor service) on the page specified on the face hereof (or any other page as may replace such page on such service), or if no such page is specified, on the Moneyline Telerate (or any successor service) page generally used for the purpose of displaying the London interbank rates of major banks for the LIBOR Currency.

        (6) PRIME RATE NOTES. If the Interest Rate Basis is the Prime Rate, this Note shall be deemed a "Prime Rate Note." Unless otherwise specified on the face hereof, "Prime Rate" means, from the Issuance Date to the first Interest Reset Date, the Initial Interest Rate, if any, and thereafter:

                (A) the rate on the particular Interest Determination Date as published in H.15(519) under the caption "Bank Prime Loan"; or

                (B) if the rate referred to in clause (A) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the particular Interest Determination Date as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying the applicable rate, under the caption "Bank Prime Loan", or

                (C) if the rate referred to in clause (B) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the particular Interest Determination Date calculated by the Calculation Agent as the arithmetic mean of the rates of interest publicly announced by each bank that appears on the Reuters Screen US PRIME 1 Page (as defined below) as the applicable bank's prime rate or base lending rate as of 11:00 A.M., New York City time, on that Interest Determination Date; or

                (D) if fewer than four rates referred to in clause (C) are so published by 3:00 p.m., New York City time, on the related Calculation Date, the rate calculated by the Calculation Agent on the particular Interest Determination Date as the arithmetic mean of the prime rates or base lending rates quoted on the basis of the actual number of days in the year divided by a 360-day year as of the close of business on that Interest Determination Date by three major banks (which may include affiliates of the purchasing agent) in The City of New York selected by the Calculation Agent; or

                   Hartford Life Global Funding Trust 2005-095
                                      B-21                                    26

                (E) if the banks so selected by the Calculation Agent are not quoting as mentioned in clause (D), the Prime Rate in effect on the particular Interest Determination Date.

        "Reuters Screen US PRIME 1 Page" means the display on the Reuter Monitor Money Rates Service (or any successor service) on the "US PRIME 1" page (or any other page as may replace that page on that service) for the purpose of displaying prime rates or base lending rates of major United States banks.

        (7) TREASURY RATE NOTES. If the Interest Rate Basis is the Treasury Rate, this Note shall be deemed a "Treasury Rate Note." Unless otherwise specified on the face hereof, "Treasury Rate" means, from the Issuance Date to the first Interest Reset Date, the Initial Interest Rate, if any, and thereafter:

                (A) the rate from the auction held on the Interest Determination Date (the "Auction") of direct obligations of the United States ("Treasury Bills") having the Index Maturity specified on the face hereof under the caption "Investment Rate" on the display on Moneyline Telerate (or any successor service) on page 56 (or any other page as may replace that page on that service) ("Moneyline Telerate Page 56") or page 57 (or any other page as may replace that page on that service) ("Moneyline Telerate Page 57"); or

                (B) if the rate referred to in clause (A) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the Bond Equivalent Yield (as defined below) of the rate for the applicable Treasury Bills as published in
                H.15 Daily Update, or another recognized electronic source used for the purpose of displaying the applicable rate, under the caption "U.S. Government Securities/Treasury Bills/Auction High"; or

                (C) if the rate referred to in clause (B) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the Bond Equivalent Yield of the auction rate of the applicable Treasury Bills as announced by the United States Department of the Treasury; or

                (D) if the rate referred to in clause (C) is not so announced by the United States Department of the Treasury, or if the Auction is not held, the Bond Equivalent Yield of the rate on the particular Interest Determination Date of the applicable Treasury Bills as published in H.15(519) under the caption "U.S. Government Securities/Treasury Bills/Secondary Market"; or

                (E) if the rate referred to in clause (D) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the particular Interest Determination Date of the applicable Treasury Bills as published in H.15 Daily Update, or another recognized electronic source

                   Hartford Life Global Funding Trust 2005-095
                                      B-22                                    27
                used for the purpose of displaying the applicable rate, under the caption "U.S. Government Securities/Treasury Bills/Secondary Market"; or

                (F) if the rate referred to in clause (E) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the particular Interest Determination Date calculated by the Calculation Agent as the Bond Equivalent Yield of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 P.M., New York City time, on that Interest Determination Date, of three primary United States government securities dealers (which may include the purchasing agent or its affiliates) selected by the Calculation Agent, for the issue of Treasury Bills with a remaining maturity closest to the Index Maturity specified on the face hereof; or

                (G) if the dealers so selected by the Calculation Agent are not quoting as mentioned in clause (F), the Treasury Rate in effect on the particular Interest Determination Date.

        "Bond Equivalent Yield" means a yield (expressed as a percentage) calculated in accordance with the following formula:

                Bond Equivalent Yield =     D x N     x 100
                                        -------------
                                        360 - (D x M)

        where "D" refers to the applicable per annum rate for Treasury Bills quoted on a bank discount basis and expressed as a decimal, "N" refers to 365 or 366, as the case may be, and "M" refers to the actual number of days in the applicable Interest Reset Period.

    (c) DISCOUNT NOTES. If this Note is specified on the face hereof as a "Discount Note":

        (i) PRINCIPAL AND INTEREST. This Note will bear interest in the same manner as set forth in Section 3(a) above, and payments of principal and interest shall be made as set forth on the face hereof. Discount Notes may not bear any interest currently or may bear interest at a rate that is below market rates at the time of issuance. The difference between the Issue Price of a Discount Note and par is referred to as the "Discount".

        (ii) REDEMPTION; REPAYMENT; ACCELERATION. In the event a Discount Note is redeemed, repaid or accelerated, the amount payable to the Holder of such Discount Note will be equal to the sum of: (A) the Issue Price (increased by any accruals of Discount) and, in the event of any redemption of such Discount Note, if applicable, multiplied by the Initial Redemption Percentage (as adjusted by the Annual Redemption Percentage Reduction, if applicable); and (B) any unpaid interest accrued on such Discount Note to the Maturity Date ("Amortized Face Amount"). Unless otherwise specified on the face hereof, for purposes of determining the amount of Discount that has accrued as of any date on which a redemption, repayment or acceleration of maturity occurs for a Discount Note, a Discount will be accrued using

                   Hartford Life Global Funding Trust 2005-095
                                      B-23                                    28
        a constant yield method. The constant yield will be calculated using a 30-day month, 360-day year convention, a compounding period that, except for the Initial Period (as defined below), corresponds to the shortest period between Interest Payment Dates for the applicable Discount Note (with ratable accruals within a compounding period), a coupon rate equal to the initial coupon rate applicable to the applicable Discount Note and an assumption that the maturity of such Discount Note will not be accelerated. If the period from the date of issue to the first Interest Payment Date for a Discount Note (the "Initial Period") is shorter than the compounding period for such Discount Note, a proportionate amount of the yield for an entire compounding period will be accrued. If the Initial Period is longer than the compounding period, then the period will be divided into a regular compounding period and a short period with the short period being treated as provided above.

    (d) AMORTIZING NOTES. If this Note is specified on the face hereof as an "Amortizing Note", this Note will bear interest in the same manner as set forth in Section 3(a) above, and payments of principal, premium, if any, and interest will be made as set forth on the face hereof and/or in accordance with Schedule I attached hereto. The Trust will make payments combining principal, premium (if any) and interest, if applicable, on the dates and in the amounts set forth in the table appearing in SCHEDULE I, attached to this Note or in accordance with the formula specified on the face hereof. Payments made hereon will be applied first to interest due and payable hereon and then to the reduction of the unpaid principal amount hereof.

SECTION 4. REDEMPTION. If no redemption right is set forth on the face hereof, this Note may not be redeemed prior to the Stated Maturity Date, except as set forth in the Indenture. If a redemption right is set forth on the face of this Note, the Trust shall redeem this Note on the Interest Payment Date on or after the Initial Redemption Date set forth on the face hereof on which the Funding Agreement is to be redeemed in whole or in part by Hartford Life Insurance Company ("Hartford Life") (each, a "Redemption Date"), in which case this Note must be redeemed on such Redemption Date in whole or in part, as applicable, prior to the Stated Maturity Date, in increments equal to the Authorized Denominations (provided that any remaining Principal Amount hereof shall be at least equal to the Authorized Denomination) at the applicable Redemption Price (as defined below), together with unpaid interest, if any, accrued thereon to, but excluding, the applicable Redemption Date. "Redemption Price" shall mean an amount equal to the Initial Redemption Percentage (as adjusted by the Annual Redemption Percentage Reduction, if applicable) multiplied by the unpaid Principal Amount of this Note to be redeemed (or in the case of Discount Notes, multiplied as set forth in Section 3(c)(ii) above). The unpaid Principal Amount of this Note to be redeemed shall be determined by multiplying (1) the Outstanding Principal Amount of this Note by (2) the quotient derived by dividing (A) the outstanding principal amount of the Funding Agreement to be redeemed by Hartford Life by (B) the outstanding principal amount of the Funding Agreement. The Initial Redemption Percentage, if any, applicable to this Note shall decline at each anniversary of the Initial Redemption Date by an amount equal to the applicable Annual Redemption Percentage Reduction, if any, until the Redemption Price is equal to 100% of the unpaid amount thereof to be redeemed. Notice must be given not more than seventy-five (75) nor less than thirty (30) calendar days prior to the proposed Redemption Date. In the event of redemption of this Note in part only, a new Note for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the surrender hereof.

                   Hartford Life Global Funding Trust 2005-095
                                      B-24                                    29

SECTION 5. SINKING FUNDS AND AMORTIZING NOTES. Unless specified on the face hereof, this Note will not be subject to, or entitled to the benefit of, any sinking fund. If this Note is an Amortizing Note, this Note may pay an amount in respect of both interest and principal amortized over the life of this Note.

SECTION 6. REPAYMENT. If no repayment right is set forth on the face hereof, this Note may not be repaid at the option of the Holder hereof prior to the Stated Maturity Date. If a repayment right is granted on the face of this Note, this Note may be subject to repayment at the option of the Holder on any Interest Payment Date on and after the date, if any, indicated on the face hereof (each, a "Repayment Date"). On any Repayment Date, unless otherwise specified on the face hereof, this Note shall be repayable in whole or in part in increments equal to the Authorized Denominations (provided that any remaining Principal Amount hereof shall be at least equal to the Authorized Denomination) at the option of the Holder hereof at the Repayment Price equal to the percentage of the Principal Amount to be repaid specified on the face hereof, together with interest thereon payable to the Repayment Date. For this Note to be repaid in whole or in part at the option of the Holder hereof, the Indenture Trustee (or the Paying Agent on behalf of the Indenture Trustee) must receive, at its Corporate Trust Office, or at such other place or places of which the Trust shall from time to time notify the Holder of this Note, not more than seventy-five (75) nor less than thirty (30) days prior to a Repayment Date, shown on the face of this Note, (i) this Note with the form entitled "Option to Elect Repayment", attached hereto, duly completed by the Holder or (ii) a telegram, telex, facsimile transmission or a letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or a trust company in the United States setting forth the name of the holder of this Note, the principal amount hereof, the certificate number of this Note or a description of this Note's tenor and terms, the principal amount hereof to be repaid, a statement that the option to elect repayment is being exercised thereby and a guarantee that this Note, together with the form entitled "Option to Elect Repayment" duly completed, will be received by the Indenture Trustee (or the Paying Agent on behalf of the Indenture Trustee) not later than the fifth (5th) Business Day after the date of such telegram, telex, facsimile transmission or letter; PROVIDED, that such telegram, telex, facsimile transmission or letter shall only be effective if this Note and form duly completed are received by the Indenture Trustee (or the Paying Agent on behalf of the Indenture Trustee) by such fifth (5th) Business Day. Exercise of such repayment option by the Holder hereof shall be irrevocable. In the event of repayment of this Note in part only, a new Note or Notes for the amount of the unpaid portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

SECTION 7. MODIFICATIONS AND WAIVERS. The Indenture contains provisions permitting the Trust and the Indenture Trustee (1) at any time and from time to time without notice to, or the consent of, the Holders of any Notes issued under the Indenture to enter into one or more supplemental indentures for certain enumerated purposes and (2) with the consent of the Holders of a majority in aggregate principal amount of the Outstanding Notes affected thereby, to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture or of modifying in any manner the rights of Holders of Notes under the Indenture; PROVIDED, that, with respect to certain enumerated provisions, no such supplemental indenture shall be entered into without the consent of the Holder of each Note affected thereby. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this

                   Hartford Life Global Funding Trust 2005-095
                                      B-25                                    30

Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note or such other Notes.

SECTION 8. OBLIGATIONS UNCONDITIONAL. No reference herein to the Indenture and no provisions of this Note or of the Indenture shall impair the right of each Holder of any Note, which is absolute and unconditional, to receive payment of the principal of, and any interest on, and premium, if any, on, such Note on the respective Stated Maturity Date or redemption date thereof and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

SECTION 9. EVENTS OF DEFAULT. If an Event of Default with respect to the Notes shall occur and be continuing, the principal of, and all other amounts payable on, the Notes may be declared due and payable, or may be automatically accelerated, as the case may be, in the manner and with the effect provided in the Indenture. In the event that this Note is a Discount Note, the amount of principal of this Note that becomes due and payable upon such acceleration shall be equal to the amount calculated as set forth in Section 3(c) hereof.

SECTION 10. WITHHOLDING; TAX EVENT. All amounts due in respect of this Note will be made free and clear of any applicable withholding or deduction for or on account of any present or future taxes, duties, levies, assessments or other governmental charges of whatever nature imposed or levied by or on behalf of any governmental authority, unless such withholding or deduction is required by law. Unless otherwise specified on the face hereof, the Trust will not pay any additional amounts to the Holder of this Note in respect of any such withholding or deduction, any such withholding or deduction will not give rise to an event of default or any independent right or obligation to redeem this Note and the Holder will be deemed for all purposes to have received cash in an amount equal to the portion of such withholding or deduction that is attributable to such Holder's interest in this Note as equitably determined by the Trust.

        If Hartford Life will be required to pay additional amounts to the Trust to reflect any required withholding or deduction under the Funding Agreement and Hartford Life is required, or based on an opinion of independent legal counsel selected by Hartford Life more than an insubstantial risk exists that Hartford Life will be required to pay additional amounts in respect of such withholding or deduction, Hartford Life will have the right to redeem the Funding Agreement and, if Hartford Life elects to so redeem the Funding Agreement, the Trust will redeem this Note, subject to the terms and conditions of SECTION 2.04 of the Indenture.

        If (1) a Tax Event (defined below) as to the relevant Funding Agreement occurs and (2) Hartford Life elects to redeem the Funding Agreement in whole or in part, the Trust will redeem this Note, subject to the terms and conditions of
SECTION 2.04 of the Indenture, at the Tax Event Redemption Price (defined below) together with unpaid interest accrued thereon to the applicable redemption date. "Tax Event" means that Hartford Life shall have received an opinion of independent legal counsel stating in effect that as a result of (a) any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein or (b) any amendment to, or change in, an interpretation or application of any such laws or regulations by

                   Hartford Life Global Funding Trust 2005-095
                                      B-26                                    31
any governmental authority in the United States, which amendment or change is enacted, promulgated, issued or announced on or after the effective date of the relevant Funding Agreement, there is more than an insubstantial risk that (i) the Trust is, or will be within ninety (90) days of the date thereof, subject to U.S. federal income tax with respect to interest accrued or received on the relevant Funding Agreement or (ii) the Trust is, or will be within ninety (90) days of the date thereof, subject to more than a de minimis amount of taxes, duties or other governmental charges. "Tax Event Redemption Price" means an amount equal to the unpaid principal amount of this Note to be redeemed, which shall be determined by multiplying (1) the Outstanding Principal Amount of this Note by (2) the quotient derived by dividing (A) the outstanding principal amount to be redeemed by Hartford Life of the Funding Agreement by (B) the outstanding principal amount of the Funding Agreement.

SECTION 11. LISTING. Unless otherwise specified on the face hereof, this Note will not be listed on any securities exchange.

SECTION 12. COLLATERAL. The Collateral for this Note includes the Funding Agreement specified on the face hereof.

SECTION 13. NO RECOURSE AGAINST CERTAIN PERSONS. No recourse shall be had for the payment of any principal, interest or any other sums at any time owing under the terms of this Note, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against the Nonrecourse Parties, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such personal liability being, by the acceptance hereof and as part of the consideration for issue hereof, expressly waived and released.

SECTION 14. MISCELLANEOUS.

        (a) This Note is issuable only as a registered Note without coupons in denominations of $1,000 and any integral multiple of $1,000 in excess thereof unless otherwise specified on the face of this Note.

        (b) Prior to due presentment for registration of transfer of this Note, the Trust, the Indenture Trustee, the Registrar, the Paying Agent, any Agent, and any other agent of the Trust or the Indenture Trustee may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note shall be overdue, and none of the Trust, the Indenture Trustee, the Registrar, the Paying Agent, any Agent, or any other agent of the Trust or the Indenture Trustee shall be affected by notice to the contrary.

        (c) The Notes are being issued by means of a book-entry-only system with no physical distribution of certificates to be made except as provided in the Indenture. The book-entry system maintained by DTC will evidence ownership of the Notes, with transfers of ownership effected on the records of DTC and its participants pursuant to rules and procedures established by DTC and its participants. The Trust and the Indenture Trustee will recognize Cede & Co., as nominee of DTC, as the registered owner of the Notes, as the Holder of the Notes for all purposes, including payment of principal, premium (if any) and interest, notices and voting.

                   Hartford Life Global Funding Trust 2005-095
                                      B-27                                    32

Transfer of principal, premium (if any) and interest to participants of DTC will be the responsibility of DTC, and transfer of principal, premium (if any) and interest to beneficial holders of the Notes by participants of DTC will be the responsibility of such participants and other nominees of such beneficial holders. So long as the book-entry system is in effect, the selection of any Notes to be redeemed or repaid will be determined by DTC pursuant to rules and procedures established by DTC and its participants. Neither the Trust nor the Indenture Trustee will not be responsible or liable for such transfers or payments or for maintaining, supervising or reviewing the records maintained by DTC, its participants or persons acting through such participants.

        (d) This Note or portion hereof may not be exchanged for Definitive Notes, except in the limited circumstances provided for in the Indenture. The transfer or exchange of Definitive Notes shall be subject to the terms of the Indenture. No service charge will be made for any registration of transfer or exchange, but the Trust may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

SECTION 15. GOVERNING LAW. THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                   Hartford Life Global Funding Trust 2005-095
                                      B-28                                    33

                            OPTION TO ELECT REPAYMENT

        The undersigned hereby irrevocably request(s) and instruct(s) the Trust to repay this Note (or portion hereof specified below) pursuant to its terms at a price equal to the Principal Amount hereof together with interest to the repayment date, to the undersigned, at:

______________________________________________________________________________

______________________________________________________________________________
(Please print or typewrite name and address of the undersigned).

        If less than the entire Principal Amount of this Note is to be repaid, specify the portion hereof (which shall be in increments of $1,000) which the Holder elects to have repaid and specify the denomination or denominations (which shall be $______ or an integral multiple of $1,000 in excess of $______) of the Notes to be issued to the Holder for the portion of this Note not being repaid (in the absence of any such specification, one such Note will be issued for the portion not being repaid).

$_________________________________      NOTICE:  The  signature  on  this
                                        Option  to Elect  Repayment  must
Date:_____________________________      correspond   with   the  name  as
                                        written  upon  the  face  of this
Principal Amount to be repaid, if       Note in every particular, without
amount to be repaid is less than the    alteration or  enlargement or any
Principal Amount of this Note           change whatever.
(Principal Amount remaining must
be an authorized denomination)          Fill in for registration of Notes
                                        if to be issued otherwise than to
$_________________________              the registered Holder:

                                        Name:  __________________________
                                        Address: ________________________
                                                 ________________________
                                        (Please print name and
                                        address including zip code)


SOCIAL SECURITY OR OTHER TAXPAYER ID NUMBER: _________________



                   Hartford Life Global Funding Trust 2005-095
                                      B-29                                    34

                                   SCHEDULE I

                          AMORTIZATION TABLE OR FORMULA
                          -----------------------------

                                 Not applicable.



                   Hartford Life Global Funding Trust 2005-095
                                      B-30                                    35

                                   SCHEDULE II

                                     SPREAD
                                     ------

The spread for the Notes for the indicated periods is as follows:

--------------------------------------------------------------------------------
                                    PERIOD                                SPREAD
--------------------------------------------------------------------------------
From and including the Issuance Date to
  but not including August 15, 2006                                      - 0.02%
--------------------------------------------------------------------------------
From and including August 15, 2006 to but not including August 15, 2007  + 0.00%
--------------------------------------------------------------------------------
From and including August 15, 2007 to but not including August 15, 2008  + 0.02%
--------------------------------------------------------------------------------
From and including August 15, 2008 to the Final Stated Maturity Date     + 0.03%
--------------------------------------------------------------------------------

                   Hartford Life Global Funding Trust 2005-095
                                      B-31
                                                                              36